UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ALPHAONE
CAPITAL PARTNERS

AlphaOne Micro Cap Equity Fund

Annual Report

October 31, 2013

Investment Adviser:
AlphaOne Investment Services, LLC

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 855-4-ALPHAONE; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

Dear Shareholders:

To our pre-existing shareholders, thank you for your support during the past year, and to our new shareholders, welcome. We are happy to serve new clients this year and see your Fund’s assets grow with both market appreciation and as more investors allocate a share of their portfolios to microcap equities.

For the trailing twelve months, the Fund returned 32.6% (I Class shares), 32.4% (Investor Class Shares), and versus 36.3% for the Russell 2000 (R2) Index. The AlphaOne Micro Cap Equity Fund performed admirably given the superb performance of the R2 Index during the past twelve months. Positive contributions came from our stock selection in financials, energy, and producer durables. The consumer discretionary and technology sectors were net detractors to performance during these past twelve months.

As we would expect in a relatively concentrated stock pickers’ portfolio, stock selection once again was the primary driver of portfolio performance. During the past year, two of the better performing portfolio names were WSFS Financial (WSFS) and RPC (RES). WSFS is a community bank company serving Delaware and southeastern Pennsylvania. Strong earnings and raised earnings guidance provided the fuel for the stock’s price performance. RPC is a supplier of specialized oilfield services equipment for on-shore and shallow water drilling for oil and gas. Additionally, the Fund held some individual names which were disappointments. One such name was LMI Aerospace (LMIA). LMIA is a supplier of specialized parts to some of the largest aerospace and defense contractors in the country. Continued earnings disappointments and a reduction in earnings guidance led to depreciation in the share price. We no longer felt confident in the company’s ability to forecast earnings and have sold out of our position.

A year ago, we were concerned with economic anchors, such as, too much public debt, rising funding requirements for Social Security and Medicare, and relatively high unemployment weighing on economic momentum. Today, those problems may still exist, but they are less weighty than they were a year ago. Public debt grew by approximately 5% to $17 trillion versus 7% in the prior year. Spending on Medicare is growing at half the pace of five years ago (3.5% versus 7%). Finally, unemployment is now at 7% percent versus over 8% a year ago. It is our belief that the reduced drag from these issues is slowly unmasking the power of private sector growth.

To further support our view of a strong private sector, when examining gross domestic product (GDP) data, we were struck by the reductions to GDP caused by sequestration, increased payroll taxes, and other taxes on capital and unearned income. In total, these items may have reduced GDP by 1.5% resulting in a trailing twelve month GDP of just over 2%. In other words, holding all other things constant, we estimate private sector GDP has grown at near 3.5%.

This fairly, robust growth has revealed itself in a number of ways over the past year. First, employment has grown at an accelerating rate and is now almost at a level of 200,000 new jobs per month. Second, wages are growing slightly better than the rate of inflation (just over 2%). Third, weekly unemployment claims have inched lower throughout the year. Fourth, the Institute for Supply Management for both services and manufacturing remain above 50, signaling a growing economy. Fifth, building permits and starts continue to rise. And finally, sixth, credit spreads have continued to fall, suggesting a sentiment of less perceived risk by fixed income investors in our economy.

Within the character of our fundamental, bottom up stock picking, we believe we can continue to find quality companies with low leverage on their balance sheets, above average earnings growth, and superior profitability. The background hinted at above should allow us to locate and invest in the shares of microcap companies that participate and excel in our growing economy. To that end, we continue to overweight financials, particularly community banks, which we feel are the key drivers of financing the economic growth highlighted previously. Furthermore, we continue to own producer durables or the manufacturers of capital equipment used in our economic expansion. On a go forward basis, these two sectors should continue to be our two largest portfolio weightings. For energy, consumer discretionary, and health care we need to see

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

improved pricing power in order to drive more consistent earnings growth before we increase our portfolio weightings within these sectors.

Despite one of the best twelve month performances by the R2 ever, we believe valuations for quality companies with consistent future earnings growth will continue to offer opportunities for long term investors to locate and invest in these companies. Our Fundamental core effort is to discover these companies in order to provide you with solid risk adjusted returns.

Once again, we here at AlphaOne appreciate your confidence in our Micro Cap Core Fund.

Sincerely,

The AlphaOne Capital Partners Team

The above commentary represents management’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

Growth of a $250,000 Investment

	Average Annual Total Return for the Period Ended October 31, 2013*
	One Year Return	Annualized Inception to Date**
I Class	32.63%	12.08%
Investor Class	32.38%	11.78%
Russell 2000 Index	36.28%	12.36%

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on March 31, 2011.

† The graph is based on only I Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a repres ntation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

Sector Weightings* (unaudited)

* Percentages based on total investments

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.6%†
	Shares	Value
CONSUMER DISCRETIONARY — 5.9%
Blue Nile*	56,202	$2,308,216
Einstein Noah Restaurant Group	109,203	1,948,182
Red Robin Gourmet Burgers*	17,900	1,363,622
Tilly’s, Cl A*	138,761	2,020,360

		7,640,380

CONSUMER STAPLES — 2.1%
Craft Brew Alliance*	23,630	383,279
Fairway Group Holdings, Cl A*	94,777	2,315,402

		2,698,681

ENERGY — 7.2%
Dawson Geophysical*	47,806	1,397,847
Natural Gas Services Group*	57,110	1,598,509
Panhandle Oil and Gas, Cl A	58,653	1,968,981
RigNet*	47,525	1,751,772
RPC	141,662	2,598,081

		9,315,190

FINANCIAL SERVICES — 29.8%
Banner	65,806	2,517,738
Berkshire Hills Bancorp	66,745	1,693,321
Bryn Mawr Bank	91,839	2,558,634
Calamos Asset Management, Cl A	221,358	2,173,735
Capital City Bank Group*	51,153	629,182
Columbia Banking System	97,105	2,494,627
Enterprise Financial Services	107,057	1,930,238
Financial Institutions	111,573	2,640,933
First Connecticut Bancorp	97,062	1,424,870
Flushing Financial	99,010	1,989,111
Hanmi Financial	77,691	1,358,039
OceanFirst Financial	112,909	1,986,069
Pacific Continental	137,197	1,890,575
PacWest Bancorp	63,712	2,424,242
Park Sterling	336,161	2,188,408
Renasant	83,500	2,394,780

	Shares	Value
FINANCIAL SERVICES — continued
Sterling Bancorp, Cl N	147,580	$2,176,805
Webster Financial	73,961	2,062,772
WSFS Financial	27,843	1,949,288

		38,483,367

HEALTH CARE — 10.0%
Hanger Orthopedic Group*	74,694	2,741,270
MWI Veterinary Supply*	10,485	1,663,341
National Research, Cl A*	128,613	2,255,872
Natus Medical*	106,036	2,092,090
US Physical Therapy	84,533	2,698,293
Vocera Communications*	89,877	1,512,630

		12,963,496

PRODUCER DURABLES — 30.1%
Altra Holdings	71,184	2,161,858
AZZ	46,693	2,096,516
Ceco Environmental	137,672	2,429,911
CRA International*	97,464	1,856,689
DXP Enterprises*	21,191	1,947,453
Exponent	22,935	1,734,115
Federal Signal*	139,734	1,912,959
GP Strategies*	58,561	1,640,879
Great Lakes Dredge & Dock	265,110	2,152,693
Hurco	68,624	1,680,602
Knight Transportation	116,684	1,980,128
LB Foster, Cl A	45,056	2,106,368
Marten Transport	90,669	1,599,401
Multi-Color	52,811	1,839,407
NN	79,726	1,281,994
Old Dominion Freight Line*	41,189	1,931,764
On Assignment*	80,145	2,708,100
Raven Industries	46,227	1,542,133
Standard Parking*	76,624	2,028,237
Thermon Group Holdings*	93,554	2,199,454

		38,830,661

TECHNOLOGY — 12.5%
Ambarella*	100,411	2,063,446
Computer Task Group	78,511	1,344,893
GSI Group*	248,855	2,483,573
IXYS	157,407	1,830,644
Methode Electronics	49,062	1,255,006
PDF Solutions*	64,992	1,492,866
Rudolph Technologies*	122,599	1,299,549

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

COMMON STOCK — continued
	Shares	Value
TECHNOLOGY — continued
Seachange International*	172,920	$2,453,735
Virtusa*	59,320	1,843,666

		16,067,378

Total Common Stock
(Cost $100,564,833)		125,999,153

CASH EQUIVALENT — 2.2%
BlackRock Liquidity Funds T-Fund Portfolio, 0.010% (A) (Cost $2,872,760)	2,872,760	2,872,760

Total Investments — 99.8%
(Cost $103,437,593)		$128,871,913

Percentages are based on Net Assets of $129,148,611.
*		Non-income producing security.
†		More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)		The rate reported is the 7-day effective yield as of October 31, 2013.
Cl	–	Class

As of October 31, 2013 all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP.

For the year ended October 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $103,437,593)	$128,871,913
Receivable for Investment Securities Sold	1,345,519
Dividends Receivable	70,497
Receivable for Capital Shares Sold	39,522
Prepaid Expenses	14,528

Total Assets	130,341,979

Liabilities:
Payable for Investment Securities Purchased	973,622
Payable due to Investment Adviser	106,207
Payable for Capital Shares Redeemed	38,693
Payable due to Administrator	9,767
Payable due to Trustees	3,871
Chief Compliance Officer Fees Payable	2,816
Payable for Distribution Fees — Investor Class	133
Other Accrued Expenses	58,259

Total Liabilities	1,193,368

Net Assets	$129,148,611

NET ASSETS CONSIST OF:
Paid-in Capital	$97,768,495
Accumulated Net Realized Gain on Investments	5,945,796
Net Unrealized Appreciation on Investments	25,434,320

Net Assets	$129,148,611

I Class Shares
Net Assets	$128,570,268
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,349,409

Net Asset Value, Offering and Redemption Price Per Share	$12.42

Investor Class Shares
Net Assets	$578,343
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	46,810

Net Asset Value, Offering and Redemption Price Per Share	$12.36

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
FOR THE YEAR ENDED
OCTOBER 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividends	$1,148,976

Total Investment Income	1,148,976

Expenses
Investment Advisory Fees	898,304
Administration Fees	114,947
Trustees’ Fees	18,467
Chief Compliance Officer Fees	8,010
Distribution Fees — Investor Class	1,141
Shareholder Servicing and Distribution Fees — R Class*	86
Transfer Agent Fees	90,543
Legal Fees	45,512
Registration and Filing Fees	41,692
Audit Fees	23,088
Printing Fees	18,091
Custodian Fees	5,000
Other Expenses	11,418

Total Expenses	1,276,299

Less:
Fees Paid Indirectly	(5)

Net Expenses	1,276,294

Net Investment Loss	(127,318)

Net Realized Gain on Investments	7,120,925
Net Change in Unrealized Appreciation/(Depreciation) on Investments	20,011,631

Net Realized and Unrealized Gain on Investments	27,132,556

Net Increase in Net Assets Resulting from Operations	$27,005,238

*	Class R Shares ceased operations on February 28, 2013.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2013	Year Ended October 31, 2012
Operations:
Net Investment Loss	$(127,318)	$(184,483)
Net Realized Gain on Investments	7,120,925	3,031,725
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,011,631	2,432,667

Net Increase in Net Assets Resulting from Operations	27,005,238	5,279,909

Dividends and Distributions:
Net Investment Income:
I Class Shares	(188,075)	—
Investor Class Shares	(341)	—
Net Realized Gains:
I Class Shares	(3,611,123)	(17,997)
Investor Class Shares	(15,963)	(2,778)
R Class Shares	(4,945)	(2,251)

Total Dividends and Distributions	(3,820,447)	(23,026)

Capital Share Transactions:
I Class Shares:
Issued	28,515,198	25,036,167
Issued in Connection with In-Kind Transfer†	—	44,751,554
Reinvestment of Dividends	3,008,415	17,996
Redeemed	(1,384,194)	(400,096)

Increase from I Class Capital Share Transactions	30,139,419	69,405,621

Investor Class Shares:
Issued	302,065	110,257
Reinvestment of Dividends	16,257	2,777
Redeemed	(77,923)	(5,078)

Increase from Investor Class Capital Share Transactions	240,399	107,956

R Class Shares*:
Issued	—	1
Reinvestment of Dividends	4,943	2,250
Redeemed	(110,694)	—

Increase (Decrease) from R Class Capital Share Transactions	(105,751)	2,251

Net Increase in Net Assets from Capital Share Transactions	30,274,067	69,515,828

Total Increase in Net Assets	53,458,858	74,772,711

Net Assets:
Beginning of Year	75,689,753	917,042

End of Year	$129,148,611	$75,689,753

Accumulated Net Investment Loss	$—	$(184,088)

Shares Issued and Redeemed:
I Class Shares:
Issued	2,534,132	2,625,360
Issued in Connection with In-Kind Transfer†	—	4,974,108
Reinvestment of Dividends	320,277	2,054
Redeemed	(144,069)	(42,473)

Increase in I Class Shares	2,710,340	7,559,049

Investor Class Shares:
Issued	29,249	11,718
Reinvestment of Dividends	1,740	318
Redeemed	(6,853)	(554)

Increase in Investor Class Shares	24,136	11,482

R Class Shares*:
Reinvestment of Dividends	532	258
Redeemed	(10,800)	—

Increase (Decrease) in R Class Shares	(10,268)	258

Net Increase in Shares Outstanding	2,724,208	7,570,789

Amounts designated as ‘‘—’’ are $0 or zero shares.

*	Class R Shares ceased operations on February 28, 2013.
†	See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
											Selected Per Share Data & Ratios
								For a Share Outstanding Throughout each Period
	NET ASSET VALUE BEGIN- NING OF PERIOD	NET INVESTMENT LOSS^	NET REALIZED AND UNREALIZED GAIN (LOSS ) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DISTRIB- UTIONS FROM INVESTMENT INCOME	DISTRIB- UTIONS FROM REALIZED GAINS	NET ASSET VALUE, END OF PERIOD	TOTAL RETURN‡		NET ASSETS, END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & REIMBURSED FEES)		RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
I Class†
2013	$9.87	$(0.02)	$3.07	$3.05	$(0.02)	$(0.48)	$12.42	32.63%		$128,570	1.42%		1.42%		(0.14)%	50%
2012	9.06	(0.04)	1.07	1.03	—	(0.22)	9.87	11.74	††	75,367	1.42		1.81		(0.39)	52
2011	10.00	(0.04)	(0.90)	(0.94)	—	—	9.06	(9.40	)††	725	1.49	*	41.19	*	(0.75)*	37	**
Investor Class†
2013	$9.82	$(0.05)	$3.08	$3.03	$(0.01)	$(0.48)	$12.36	32.38%		$579	1.67%		1.67%		(0.44)%	50%
2012	9.05	(0.06)	1.05	0.99	—	(0.22)	9.82	11.30	††	223	1.67		5.96		(0.64)	52
2011	10.00	(0.05)	(0.90)	(0.95)	—	—	9.05	(9.50	)††	101	1.74	*	41.59	*	(1.00)*	37	**

†	Commenced operations on March 31, 2011.
^	Calculation performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
*	Annualized
**	Not Annualized

Amounts Designated as ‘‘—‘‘are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the AlphaOne Micro Cap Equity Fund (the “Fund”). The Fund, which commenced operations on March 31, 2011, is diversified and seeks long-term capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

For the year ended October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2013, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Classes — Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds in the Trust and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase paid-in capital. For the year ended October 31, 2013, there were no redemption fees retained.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Fund Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.11% of the first $750 million and 0.09% of average daily net assets over $750 million of the Fund’s average daily net assets, subject to a minimum fee of $115,000 for the Fund. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

The Fund has adopted a Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to the Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of I Class Shares of the Fund.

The Fund entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund was able to pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to R Class Shares, subject to the arrangement

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

for provision of shareholder and administrative services. For the four months ended February 28, 2013, the Fund incurred $86 or 0.25%, of shareholder servicing fees, at which time R Class Shares ceased operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2013, the Fund earned credits of $5, which were used to offset transfer agent expenses. This amount is included in “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

AlphaOne Investment Services, LLC serves as the Adviser (the “Adviser”) to the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker dealers whose clients purchase shares of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Fund’s net operating expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the Fund’s average daily net assets until March 1, 2014. In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the Fund’s net operating expenses (excluding excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets. The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of it at any time.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Fund’s total annual fund operating expenses (not including excluded expenses) and the amounts listed above to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of October 31, 2013, pursuant to the above, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $217,604, expiring in 2014, and $156,030, expiring in 2015. There were no amounts recaptured by the Advisor during the year ended October 31, 2013.

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2013, were as follows:

Purchases	Sales and Maturities
$ 78,341,413	$42,744,402

There were no purchases or sales of long-term U.S. Government securities for the Fund.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to net operating losses and reclass of distribution have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Net Realized Gain on Investments
$ 499,822	$ (499,822)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2013 and 2012 was as follows:

	Ordinary Income	Long Term Capital Gain	Total
2013	$188,416	$3,632,031	$3,820,447
2012	23,021	5	23,026

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

For tax purposes, short-term gains are considered ordinary income.

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Net Distributable Earnings
$1,020,078	$5,517,572	$24,842,464	$2	$31,380,116

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2013 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$104,029,449	$26,315,840	$(1,473,376)	$24,842,464

8. In Kind:

On January 3, 2012, the I Class shares of the Fund had a contribution in-kind from a separate account. As a result of the transfer, the securities and cash or receivables/payables were exchanged tax-free as follows:

Shares Issued	Net Assets	Unrealized Gain
4,974,108	$44,751,554	$3,104,623

9. Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Other:

At October 31, 2013, 82% of Investor Class Shares outstanding were held by three shareholders and 44% of I Class Shares outstanding were held by three shareholders on record owning 10% or greater of the aggregate total shares outstanding. 46% of Investor Class Shares outstanding of the Fund were held by an affiliate of the Investment Adviser.

11. Subsequent Event:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of

AlphaOne Micro Cap Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AlphaOne Micro Cap Equity Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AlphaOne Micro Cap Equity Fund of The Advisors’ Inner Circle Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from March 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 27, 2013

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
AlphaOne Micro Cap Equity Fund, I Class	$1,000.00	$1,208.20	1.42%	$7.90
AlphaOne Micro Cap Equity Fund, Investor Class	1,000.00	1,206.10	1.67%	9.29

Hypothetical 5% Return
AlphaOne Micro Cap Equity Fund, I Class	$1,000.00	$1,018.05	1.42%	$7.22
AlphaOne Micro Cap Equity Fund, Investor Class	1,000.00	1,016.79	1.67%	8.49

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as the Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who maybe deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2013.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]

INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[4]

INDEPENDENT BOARD MEMBERS[3]

CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

JOSEPH T. GRAUSE JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager—Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[4]

INDEPENDENT BOARD MEMBERS[3] (continued)

BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer

OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.	None.

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006 – 2008. SEI’s Private Banking 2008 – 2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.	None.

JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney—SEI Investments Company since 2001	None.

LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).	None.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until election and qualification of his or her successor or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	ALPHAONE MICRO CAP EQUITY FUND
OCTOBER 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2013, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2013, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
95.07%	4.93%	100.00%	100.00%	100.00%	0.00%	0.02%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Advisors’ Inner Circle Fund — AlphaOne Micro Cap Equity Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2013. Complete information will be computed and reported with your 2013 Form 1099-DIV.

The AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-4-ALPHAONE

Adviser:

AlphaOne Investment Services, LLC

One Tower Bridge

100 Front Street, Suite 1250

West Conshohocken, PA 19428

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

ACP-AR-001-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.